UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2012

DCT INDUSTRIAL TRUST INC.

(Exact name of registrant as specified in its charter)

Maryland	001-33201	82-0538520
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 17th Street, Suite 800

Denver, CO 80202

(Address of principal executive offices)

(303) 597-2400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 2, 2012, we issued a press release entitled “DCT INDUSTRIAL TRUST INC. REPORTS SECOND QUARTER 2012 RESULTS” which sets forth disclosure regarding our results of operations for the second quarter ended June 30, 2012. A copy of this press release as well as a copy of the supplemental information referred to in the press release are made available on our website and are attached hereto as Exhibits 99.1 and 99.2 and incorporated herein by reference. This Item 2.02 and the attached exhibits 99.1 and 99.2 are provided under Item 2.02 of Form 8-K and are furnished to, and shall not be deemed to be “filed” with, the Securities and Exchange Commission.

DCT Industrial Trust Inc. will hold its second quarter 2012 earnings conference call on Friday, August 3, 2012, at 11:00 a.m. Eastern time. You may join the conference call through a live Internet webcast via DCT Industrial’s website at http://www.dctindustrial.com by clicking on the webcast link in the Investors section of the website. Alternatively, you may join the conference call by telephone by dialing (877) 317-6789 or (412) 317-6789. If you are unable to join the live conference call, you may access the webcast replay on DCT Industrial’s website until August 3, 2013. A telephone replay will be available through 9 a.m. Eastern Time, Friday, August 17, 2012 following the call by dialing (877) 344-7529 or (412) 317-0088 and using the passcode 10015818. Please note that the full text of the press release and supplemental schedules are available through DCT Industrial’s website at http://www.dctindustrial.com. The information contained on DCT Industrial’s website is not incorporated by reference herein.

Set forth below are several non-GAAP financial measures that are included in the attached press release together with the most directly comparable GAAP financial measure.

For the three months ended June 30, 2012, Net Loss Attributable to Common Stockholders was $15.8 million, or $0.06 per diluted common share. In our press release referred to above, we disclose Funds From Operations, or FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), as adjusted for acquisition costs, to be $27.8 million, or $0.10 per diluted common share and unit for the three months ended June 30, 2012. For the three months ended June 30, 2011, Net Loss Attributable to Common Stockholders was $8.5 million, or $0.04 per diluted common share. For the three months ended June 30, 2011, FFO, as adjusted for acquisition costs was $26.9 million, or $0.10 per diluted common share and unit.

The table below provides the change in our loss from continuing operations during the periods presented in our press release and supplemental information; amounts are not restated for current period discontinued operations (in thousands):

	Consolidated operating data, as previously reported, for the three months ended:
	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012
Loss from continuing operations	$(10,596)	$(9,142)	$(4,677)	$(6,916)	(6,850)

	Consolidated operating data, as previously reported, for the three months ended:
	June 30, 2010	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011
Loss from continuing operations	$(11,490)	$(8,836)	$(12,628)	$(10,388)	(10,596)

Change in loss from continuing operations	7.8%	(3.5)%	63.0%	33.4%	35.4%

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

99.1	Press release dated August 2, 2012 and entitled “DCT INDUSTRIAL TRUST INC. REPORTS SECOND QUARTER 2012 RESULTS”

99.2	Supplemental information entitled “DCT INDUSTRIAL SECOND QUARTER 2012 SUPPLEMENTAL REPORTING PACKAGE”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCT INDUSTRIAL TRUST INC.

August 2, 2012

	By:	/s/ Philip L. Hawkins
		Name:	Philip L. Hawkins
		Title:	President and Chief Executive Officer

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